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                                 Supplement to

                          Prospectus dated May 1, 1996
                        of State Bond Common Stock Fund

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                Prospectus of Federated Growth Strategies Fund
                Proxy Statement of State Bond Common Stock Fund
                            dated November 2, 1996


     On November 15, 1996, after taking into account the relatively large percentage of unrealized capital gains in the portfolio of State Bond Common Stock Fund (the "Fund"), the continued strong performance of the stock market generally, the proposed reorganization (the "Reorganization") with the Federated Growth Strategies Fund (the "Federated Fund"), and concerns expressed on behalf of the Federated Fund with respect to the Fund's unrealized capital gains position, the Board of Directors of the Fund determined that it would be in the best interests of the Fund and its shareholders to realize a portion of the unrealized capital gains prior to the Reorganization. The Board anticipates that under current market conditions, capital gains for the year will be realized by the Fund in the range of approximately $1.80 to $2.30 per share. Any capital gains so realized will be distributed to the Fund's shareholders by year end, and will be subject to federal income tax. Any unrealized capital gains as of the date of the Reorganization would be transferred to the Federated Fund in the Reorganization. If there are any questions regarding this distribution, shareholders should consult their tax advisors as to their personal tax situation.

     The Reorganization is subject to a number of conditions to closing, including receipt of approval from the shareholders of the Fund.

     In view of the above, the Board of Directors also determined to temporarily suspend sales of shares of the Fund.

     The date of this supplement is November 15, 1996.